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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 12, 2003


                           BLUE RIVER BANCSHARES, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


         Indiana                      0-24501                   35-2016637
----------------------------   ------------------------     -------------------
(State or other jurisdiction   (Commission File Number)         (IRS Employer
    of incorporation)                                       Identification No.)


       29 East Washington Street
         Shelbyville, Indiana                                        46176
         --------------------                                       --------
(Address of Principal Executive Offices)                            Zip Code


                                 (317) 398-9721
              ----------------------------------------------------
              (Registrant's telephone number, including area code)




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(C)      EXHIBITS

         99.1     Press Release, dated May 12, 2003

ITEM 9.  REGULATION FD DISCLOSURE

         The information set forth in this Item 9 is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with the interim guidance provided by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. Such information, including the Exhibit attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

         On May 12, 2003, Blue River Bancshares, Inc. issued a press release reporting its financial results for the first quarter of 2003. A copy of the press release is attached hereto as Exhibit 99.1.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              BLUE RIVER BANCSHARES, INC.
                                              (Registrant)


Date: May 13, 2003                            By: /s/Lawrence T. Toombs
                                                  ------------------------------
                                                  Lawrence T. Toombs, President



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                                INDEX TO EXHIBITS


Exhibit No.                                 Description

99.1                                        Press Release, dated May 12, 2003








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